J.P. Morgan Series Trust II
Supplement dated September 8, 1998 as applicable to the following prospectuses

J.P. Morgan Series Trust II (combined), dated April 30, 1998
J.P. Morgan Treasury Money Market Portfolio, dated April 30, 1998
J.P. Morgan Bond Portfolio, dated April 30, 1998
J.P. Morgan Equity Portfolio, dated April 30, 1998
J.P. Morgan Small Company Portfolio, dated April 30, 1998
J.P. Morgan International Opportunities Portfolio, dated April 30, 1998


     The "Performance and Yield Information" section in the prospectuses for the
J. P. Morgan International Opportunities Portfolio is revised to change references to the new benchmark for the Portfolio from the Morgan Stanley Capital International All Country World ex U.S. Index to the MSCI All Country World ex U.S. Free Index.

The following is added at the end of "Other Information" in each of the above mentioned prospectuses:

         Year 2000

         Portfolio operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the Portfolio's other service providers and other entities with computer systems linked to the Portfolio, do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent January 1, 2000 and after date-related problems from adversely impacting Portfolio operations and shareholders. In addition, to the extent that operations of issuers of securities held by the Portfolio are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the Portfolio or generally, the net asset value of the Portfolio will decline.